Exhibit 10.68

EMTRICITABINE MANUFACTURING SUPPLY AGREEMENT

AMENDMENT NO. 1

THIS AMENDMENT (the “Amendment No. 1”) to the Emtricitabine Manufacturing Supply Agreement is entered into as of April 30, 2010, by and between Evonik Degussa GmbH (formerly known as Degussa AG), a German limited liability company (“Evonik”) and Gilead Sciences Limited, an Irish limited company (“GSL”).

WHEREAS Evonik and GSL entered into the Emtricitabine Manufacturing Supply Agreement dated as of June 6, 2006 (the “Agreement”); and

WHEREAS the Parties hereto wish to amend the Agreement in accordance with Section 30 thereof and agree upon certain additional terms set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Amendment to Preamble. The first and second Recitals of the Preamble are hereby deleted in their entirety and replaced with the following:

WHEREAS, Evonik is a manufacturer of active pharmaceutical ingredients with expertise in cGMP manufacturing, and GSL and its designees manufacture and market pharmaceutical products for human use, including, but not limited to, emtricitabine 200 mg, known as Emtriva (“Finished Product”);

WHERAS, Evonik and GSL desire to establish mutually agreeable terms for the commercial supply of bulk emtricitabine (“FTC” or “API”) by Evonik to GSL for use in the manufacture of Finished Product;

2. Amendment to Section 2. Section 2 is hereby deleted in its entirety and replaced with the following:

2	TERM: The term of this Agreement shall begin as of the Effective Date, and shall remain in effect until December 31, 2014 (“Term”), unless earlier terminated by either Party according to Section 12 “Termination” of this Agreement.

3. Amendment to Section 3(b). The second sentence of Section 3(b) is hereby amended by deleting the proviso that reads, “provided, however, GSL shall have [*].”

4. Amendment to Section 10. Section 10 is hereby deleted in its entirety and replaced with the following:

10

QUANTITY AND PRICE: Subject to adjustment as provided in this Agreement, GSL will pay to Evonik the [*] Selling Price (as hereinafter defined) derived from the applicable base selling price per kilogram FTC as set forth in Exhibit A of this Amendment No. 1 (the

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“Base Selling Price”). The baseline for all adjustments of the Base Selling Price and the quantities is [*]. The Parties agree (i) to conduct [*] review of the then-current Base Selling Price each [*] and re-establish the Base Selling Price and [*] Selling Price on [*] for the [*] and (ii) to discuss any adjustments that may be required to the then current Base Selling Price applicable to orders in [*], in accordance with, and subject to, the following provisions and adjustments (which adjustments may occur at any time during [*]):

a)	Adjustment during [*] due to Changes in Cost of Standard Raw Materials.

(1)	If, at any time during [*], the aggregate cost (including, but not limited to, [*]) of all raw materials to be purchased by Evonik (not including Key Raw Materials (as hereinafter defined)) for the manufacture of FTC (collectively “Standard Raw Materials”) in Euro per kilogram of FTC (“Current Aggregate Standard Raw Material Cost”) is projected by Evonik to increase or decrease during [*] by more than [*] percent ([*]%) of the aggregate cost (including, but not limited to, [*]) in Euro per kilogram of FTC upon which the then-applicable Base Selling Price was based (“Baseline Aggregate Standard Raw Material Cost”) then, in each case, Evonik shall inform GSL in due course in writing of such increase or decrease above or below the Baseline Aggregate Standard Raw Material Cost (“Evonik Standard Raw Material Cost Notice”) and the Parties shall in due course discuss such increase or decrease in accordance with subsections (a)(2) and (a)(3) below.

(2)	If, at any time during [*], the Current Aggregate Standard Raw Material Cost are projected by Evonik to decrease by more than [*] percent ([*]%) of the Baseline Aggregate Standard Raw Material Cost, the Parties shall review and agree upon appropriate adjustments so as to [*] of the Baseline Aggregate Standard Raw Material Cost.

(3)	If, at any time during [*], the Current Aggregate Standard Raw Material Cost are projected by Evonik to increase by more than [*] percent ([*]%) of the Baseline Aggregate Standard Raw Material Cost, GSL shall, within a period of [*] ([*]) business days after receipt of the Evonik Standard Raw Material Cost Notice (“Standard Raw Material Response Period”), either:

(i) [*]; or

(ii) provide Evonik in a signed writing alternatives to [*].

If GSL provides Evonik with alternatives pursuant to (ii) above, then the Parties shall [*] within [*] ([*]) business days after the expiration of the Standard Raw Material Response Period (the “SRM Alternative Period”). As part of such discussions, Evonik shall estimate, and GSL will agree upon, [*] (collectively, the “Estimated SRM Alternative Costs”). If the actual costs of

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implementing and operating the selected alternatives (the “Actual SRM Alternative Costs”) [*]. If the Actual SRM Alternative Costs are [*].

If, during the SRM Alternative Period, the Parties [*].

For clarity, from the time that Evonik first projects a [*]% increase or decrease in Current Aggregate Standard Raw Material Cost under (a)(1) above until the earlier of [*]; provided, however, that Evonik may [*]. After the expiration of the earliest of (A), (B), (C) or (D) above Evonik may [*].

(4)	The adjustments to be made pursuant to subsection (2) and (3), respectively, may be realized, at GSL’s choice, [*].

b)	Adjustment during [*] due to Changes in Cost of Key Raw Materials.

(1)	If, at any time, during [*], the aggregate cost (including, but not limited to, [*]) of [*] to be purchased by Evonik for the production of FTC (collectively “Key Raw Materials”) in Euros per kilogram of FTC (“Current Aggregate Key Raw Material Cost”) is projected by Evonik to increase or decrease during [*] above or below the aggregate cost (including, but not limited to, [*]) in Euros per kilogram of FTC upon which the then-applicable Base Selling Price was based (“Baseline Aggregate Key Raw Material Cost”), then, in each case, Evonik shall inform GSL in writing of such increase or decrease above or below the Baseline Aggregate Key Raw Material Cost (“Evonik Key Raw Material Cost Notice”) and the Parties shall in due course discuss such increase or decrease in accordance with subsections (b)(2) and (b)(3) below. For purposes of determining the Current Aggregate Key Raw Material Cost, Evonik will [*]

(2)	If, at any time during [*], the Current Aggregate Key Raw Material Cost is projected to decrease below the Baseline Aggregate Key Raw Material Cost, the Parties shall [*].

(3)	If, at any time during [*], the Current Aggregate Key Raw Material Cost are projected to increase above the Baseline Aggregate Key Raw Material Cost, GSL shall, within a period of [*] ([*]) business days after receipt of the Evonik Key Raw Material Cost Notice (“Key Raw Material Response Period”), either:

(i) [*]; or

(ii) provide Evonik in a signed writing alternatives to [*].

If GSL provides Evonik with alternatives pursuant to (ii) above, then the Parties shall [*] within [*] ([*]) business days after the expiration of the Key Raw Material Response Period (the “KRM Alternative Period”). As part of such discussions, Evonik shall

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estimate, and GSL will agree upon, [*] (collectively, the “Estimated KRM Alternative Costs”). If the actual costs of implementing the selected alternatives (the “Actual KRM Alternative Costs”) [*]. If the Actual KRM Alternative Costs are [*].

If, during the KRM Alternative Period, the Parties [*].

For clarity, from the time that Evonik first projects an increase or decrease in Current Aggregate Key Raw Material Cost under (a)(1) above until the earlier of [*]; provided, however, that [*]. After the expiration of the earliest of (A), (B), (C) or (D) above Evonik may [*].

(4)	The adjustments to be made pursuant to subsection (2) and (3), respectively, may be realized, at GSL’s choice, [*].

(5)	For [*], the USD values of the Key Raw Materials will be converted to Euro applying the Standard Exchange Rate (as defined in Section 11 d). However, for [*] the USD values of the Key Raw Materials will be converted to Euro applying the exchange rate as reported in the Wall Street Journal as of the date of the Evonik Key Raw Material Cost Notice, for inclusion in the Base Selling Price calculation for [*].

c)	Adjustment for [*] due to Changes in Cost of Standard Raw Materials and/or Key Raw Materials.

(1)	At the [*] review of the then current Base Selling Price on [*], Evonik will propose adjustments to the Baseline Aggregate Standard Raw Material Cost for the following [*] based on changes to the aggregate costs (including, but not limited to, [*]) of the Standard Raw Materials per kilogram of FTC that had been experienced in [*] and/or on projections of pricing from vendors of Standard Raw Materials for [*].

(2)	No later than [*] prior to the [*] review on [*], GSL will provide Evonik, in writing, the aggregate cost in USD (including, but not limited to, [*]) for [*] per kilogram of each Key Raw Material. Such cost in USD per kilogram of each Key Raw Material will be converted into the aggregate cost in Euros (including, but not limited to, [*]) per kilogram of Key Raw Material applying the Standard Exchange Rate. Then, such amounts will be converted to the aggregate cost (including, but not limited to, [*]) of Key Raw Materials in Euros per kilogram of FTC for the [*], using the specific consumption figures stated in Annex B.

At the [*] review of the then current Base Selling Price on [*], Evonik will propose adjustments to the Baseline Aggregate Key Raw Material Cost for [*] based on the changes to the aggregate

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

costs (including, but not limited to, [*]) of the Key Raw Materials per kilogram of FTC for [*] in Euros per kilogram of FTC.

(3)	The Parties will review and agree upon appropriate adjustments to the Base Selling Price for [*] based on projected changes to the (i) Baseline Aggregate Standard Raw Material Cost and (ii) the Baseline Aggregate Key Raw Material Cost. The re-established Base Selling Price, Baseline Aggregate Standard Raw Material Cost and the Baseline Aggregate Key Raw Material Cost (i) will apply to [*], provided however that the re-established Base Selling Price will be subject to further adjustment pursuant to Section 11 d), and (ii) when active, will be subject to the provisions and adjustments listed in Section 10 a) and Section 10 b).

d) Adjustment Due to Use of Alternative Raw Material Sources. If Evonik or GSL identify alternative sources of or arrangements for raw materials, in each case that [*], the Base Selling Price shall be [*].

e) Adjustment Due to Yield Improvements. If there are decreases in FTC Variable Costs (as defined in Exhibit A) due to a yield improvement, the Base Selling Price shall [*].

f) Adjustment Due to Reduction in Fixed Costs. If there are decreases in fixed costs due to process improvements identified by Evonik and/or GSL, in any such case that reduce the API manufacturing cost by [*] percent ([*]%) or more, GSL will have the right to [*]. In addition, after implementation of such process improvements, GSL will determine in due course whether [(i) the Minimum Quantities shall be [*] and the Base Selling Price shall be [*] by an amount equal to [*] or (ii) the Base Selling Price and the Minimum Quantities shall [*], in each case of (i) and (ii), such that there will be [*] to the Minimum Contribution in the [*].

g) Minimum Contribution. For clarity, if (i) any or all instances of the adjustments to the Base Selling Price result in [*]. For further clarity, in no event shall the [*].

h) Improvement. The effects of any improvements introduced after the date of this Amendment No. 1 shall be governed by Sections 10(d), (e) or (f), as applicable.

5.	Amendment of Section 11 d). Section 11 d) is hereby deleted in its entirety and replaced with the following:

d) Exchange Rate: On [*] and [*] thereafter, during the duration of this Agreement, the Parties will adjust the Base Selling Price as determined pursuant to Section 10 for [*] to reflect any changes in the Euro/U.S. Dollar exchange rate so that the Parties share equally any economic benefit or detriment as a result of currency fluctuations from the agreed upon exchange rate of 0.748279 Euro/U.S. Dollar (“Standard Exchange

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Rate”). The adjustment shall be made in accordance with the following formula and shall become effective as of [*]:

[*]

6. Amendment to Section 28. The third paragraph of Section 28 is hereby deleted in its entirety and replaced with the following:

If to Evonik:	With a copy to:

Evonik Degussa GmbH	Evonik Services GmbH
Business Line Exclusive Synthesis	Legal Services
and Amino Acids	Weissfrauenstr. 9
Rodenbacher Chaussee 4	60287 Frankfurt
63457 Hanau-Wolfgang

Attention:	[*]	Attention:	[*]
	[*]		[*]
Facsimile:	[*]	Facsimile:	[*]

7. Amendment of Exhibits A, B and C. Exhibits A and B are hereby deleted in their entirety and replaced with Exhibits A and B attached to this Amendment. Exhibits C is hereby deleted in its entirety.

8. Substitution of FTC and Competitive Pricing Clause. For clarity, the Parties expressly agree that (i) GSL may not substitute another active pharmaceutical ingredient for all or part of the Minimum Quantity of FTC to be supplied under the Agreement and (ii) the Competitive Pricing Clause set forth in the former Section 10(f) of the original Agreement is deleted in its entirety and shall have no further force or effect.

9. Release. In exchange for the agreements the Parties have reached in this Amendment No. 1, Evonik hereby releases, acquits and forever discharges GSL and its current and former officers, directors, agents, employees, affiliates, subsidiaries, successors or assigns (collectively, “Released Parties”) from any and all causes of action, demands, claims, damages, losses, liabilities, liens or other rights of any nature (whether known or unknown) (“Claims”) that Evonik had, has or may have against the Released Parties arising out of, connected with, relating or incidental to Evonik’s procurement of materials and any other costs whatsoever related to this Agreement incurred by Evonik, in each case on or prior to [*]. For purposes of clarity, the foregoing release is solely by Evonik in favor of GSL and GSL is not releasing, acquitting nor forever discharging Evonik, its current and former officers, directors, agents, employees, affiliates, subsidiaries, successors or assigns from any Claims GSL had, has or may have against such persons arising out of, connected with, relating or incidental to the Agreement.

10. Miscellaneous.

(a)

Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Amendment No. 1 and this Amendment No. 1, together with the Agreement, constitutes the entire agreement of the Parties with respect to the matters set forth

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

herein and there are no other agreements, commitments or understandings among the Parties with respect to the matters set forth herein. In the event of any conflict or inconsistency between the provisions of this Amendment No. 1 and the provisions of the Agreement, the provisions of this Amendment No. 1 shall govern and control. Each and every other term, condition, covenant, representation, warranty and provision set forth in the Agreement shall remain in full force and effect in accordance with the terms of the Agreement. From and after the date hereof, all references in the Agreement to the “Agreement” shall be deemed to mean the Agreement as amended by this Amendment No. 1.

(b)	Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(c)	Defined Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have signed this Amendment No. 1 as of the date first set out above.

GILEAD SCIENCES LIMITED

By:	/s/ John Milligan
Name:	John F. Milligan, Ph.D.
Title:	President

EVONIK DEGUSSA GMBH

By:	/s/ Reiner Beste	By:	/s/ Klaus Stingl
Name:	Reiner Beste	Name:	Klaus Stingl
Title:	Head of Business Unit Health and Nutrition	Title:	Head of KCA NAITA + Asia Exclusive Synthesis

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

Minimum Contribution and API Quantities

The table below sets forth GSL’s minimum contribution obligations for the stated calendar years for Evonik’s manufacturing emtricitabine (FTC) for commercial use to be delivered pursuant to a delivery schedule agreed upon by Evonik and GSL (for any such year as set forth in the table below, the “Minimum Contribution”) as well as, subject to the adjustment pursuant to the Agreement, (i) the minimum quantity of FTC to be purchased by GSL and delivered by Evonik, respectively, and (ii) the Base Selling Price per kilogram of FTC. Base Selling Price per unit was determined by adding [*], as described in Exhibit B, to [*] as described in the table below.

Calendar Year	Minimum Contribution	Minimum Quantity of FTC to be Purchased by GSL and to be Delivered By Evonik	Minimum Contribution per kilogram	Base Selling Price per kilogram
2010	[*]	[*]	[*]	[*]
2011	[*]	[*]	[*]	[*]
2012	[*]	[*]	[*]	[*]
2013	[*]	[*]	[*]	[*]
2014	[*]	[*]	[*]	[*]

GSL is obligated to order no less than, and Evonik shall not be obligated to deliver more than, such quantities of FTC in the years 2010 through 2014 so that the Minimum Contribution indicated in the table above is achieved.

* * * * *

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Exhibit B

[*] Costs for 2010

[*] are as attached and conform with the process outlined in the Contractor’s Manual.

See Attachment

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.